
                          FUND PARTICIPATION AGREEMENT

       This Agreement, effective this 1st day of July, 2003, among THE LINCOLN

NATIONAL LIFE INSURANCE COMPANY ("Lincoln National"), a life insurance company organized under the laws of the State of Indiana, LINCOLN LIFE & ANNUITY COMPANY

OF NEW YORK ("LNY"), a life insurance company organized under the laws of the

State of New York; AMERICAN FUNDS INSURANCE SERIES (the "Series"), an open-end management investment company organized under the laws of the Commonwealth of

Massachusetts; and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a

corporation organized under the laws of the State of Delaware, and having a business address of 333 South Hope Street, Los Angeles, California 90071. The

term "Company" used in this Agreement refers to the respective undersigned life insurance company whose products are being solicited and sold. Unless otherwise stated in this Agreement, any rights, obligations and liabilities of the undersigned companies are separate and distinct.

       The agreements listed in Appendix A are hereby amended and restated by this Agreement as of the effective date of this Agreement.

                                   WITNESSETH:

       WHEREAS, the Company proposes to issue to the public, now and in the future, certain variable annuity contracts and life insurance policies (the

"Contracts") as set forth in Appendix B;

       WHEREAS, the Company has established one or more separate accounts (the

"Accounts"), as set forth in Appendix C, for the purposes of issuing the

Contracts and has or will register the Accounts with the United States

Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") unless exempt therefrom;

       WHEREAS, the Series was established for the purpose of serving as the investment vehicle for variable annuity contracts and variable life insurance policies offered by insurance companies;

       WHEREAS, the Series has received a "Mixed and Shared Funding Order" from the SEC granting relief from the certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Series to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies;

       WHEREAS, the Series is divided into various funds (the "Funds"), some of which are set forth in Appendix D, each Fund being subject to certain fundamental investment policies some of which may not be changed without a majority vote of the shareholders of such Fund;

       WHEREAS, certain Funds will serve as the underlying investments for the

Contracts, one

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Fund for each Subaccount (the "Subaccount"); and

       WHEREAS, CRMC, by virtue of an Investment Advisory and Service Agreement between CRMC and the Series, will serve as the investment adviser to the Series,

as the term "investment adviser" is defined in the 1940 Act.

       NOW THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration,

the Company, the Account, the Series and CRMC hereby agree as follows:

       1.     The Series and CRMC each represents and warrants to the Company that:

              (i) a registration statement under the Securities Act of 1933 (the

       "1933 Act") and under the 1940 Act with respect to the Series has been filed with the SEC in the form previously delivered to the Company, and copies of any and all amendments thereto will be forwarded to the Company at the time that they are filed with the SEC;

              (ii) the Series is, and shall be at all times while this Agreement is in force, lawfully organized, validly existing, and properly qualified as an open-end management investment company; and

              (iii) the Series registration statement and any further amendments or supplements thereto (the "Prospectus") will, when they become effective, conform in all material respects to the requirements of the

       1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided,

       however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Series by the Company expressly for use therein;

              (iv) the Series currently qualifies as a Regulated Investment

       Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and that it will make every effort to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future; and

              (v) the Series will comply with Section 817(h) of the Code, and all regulations issued thereunder.

       2.     The Company represents and warrants that:

              (i) the Contracts are registered under the 1933 Act or will be so registered before the issuance thereof, unless exempt;

              (ii) the Contracts will be issued in compliance in all material respects with all

                                        2

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       applicable federal and state laws;

              (iii) it has registered or will register, prior to the issuance of any Contracts, each Account (unless exempt) as a unit investment trust in accordance with the provisions of the 1940 Act;

              (iv) the Contracts are currently and at the time of issuance will be treated as annuity contracts or life insurance policies, under the applicable provisions of the Code. The Company shall make every effort to maintain such treatment and shall notify the Series immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated;

              (v) any information furnished in writing by the Company to the

       Series for use in the registration statement of the Series will not result in the registration statement's failing to conform in all material respects to the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, nor will contain any untrue statement of a material fact nor will omit a material fact required to be stated

       therein or necessary to make the statements therein not misleading; and

              (vi) The Company and its affiliates shall make no representations concerning the Series' shares except those contained in the then current

       Prospectus of the Series, and in such printed information subsequently issued on behalf of the Series or other funds managed by CRMC as supplemental to the appropriate Prospectus, or in materials approved by

       American Funds Distributors, Inc. ("AFD") as provided in the Business

       Agreement in effect among the Company, AFD and CRMC dated as of July 1,

       2003.

       3.     The Series will furnish to the Company such information with respect to the Series in such form and signed by such of its officers as the

Company may reasonably request, and will warrant that the statements therein contained when so signed will be true and correct. The Series will advise the

Company immediately of: (a) any request by the SEC (i) for amendment of the registration statement relating to the Series or (ii) for additional information; (b) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the Series or the initiation of any proceeding for that purpose; (c) the institution of any proceeding,

investigation or hearing involving the offer or sale of the Contracts or the

Series of which it becomes aware; or (d) the happening of any material event, if known, which makes untrue any statement made in the registration statement of the Series or which requires the making of a change therein in order to make any statement made therein not misleading.

       4.     The Series will use best efforts to register for sale under the

1933 Act and, if required, under state securities laws, such additional shares of the Series as may reasonably be necessary for use as the funding vehicle for the Contracts.

       5.     The Series has made and agrees to make Class 1 and Class 2 shares of the Funds available to the Contracts. To the extent the Company uses Class 2 shares, it or an affiliate will

                                        3

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be entitled to receive a fee from the Series, to be accrued daily and paid monthly in arrears, of 0.25% per annum of Class 2 assets attributable to the

Contracts for personal services and account maintenance services for Contract owners for as long as the Series' Rule 12b-1 plan remains in effect.

       6.     Fund shares to be made available to Accounts for the Contracts shall be sold by the Series and purchased by the Company for a given Account at the net asset value (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current Prospectus of the Series. For purposes of this Paragraph 6, the Company shall be a designee of the Series for receipt of such orders from each Account, and receipt by such designee by 4:00

p.m. New York time (or such other time as the Board of Trustees of the Series shall designate) shall constitute receipt by the Series, provided that the

Series receives notice of such order by 10:00 a.m. New York time on the following business day ("Next Business Day"). "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Series calculates the net asset values of each class of shares of each Fund pursuant to the rules of the SEC. The Series will make the shares of each class available indefinitely for purchase at the applicable net asset value per share on those days on which the Series calculates its net asset value pursuant to the rules of the SEC, and the Series shall use its best efforts to calculate such net asset value on each day on which the NYSE is open for trading. The Series shall make the net asset value per share for each class of each of the Funds available to the Company (using a mutually agreed upon format) on a daily basis as soon as reasonably practical after the Series calculates such net asset values per share, and the Series shall use its best efforts to make such net asset values per share available by 6:00 p.m. New York time. The Series will notify the Company if the Series cannot communicate the net asset value per share by 6:00 p.m. New York time. Any material errors in the calculation of the net asset value shall be reported immediately upon discovery to the Company. The

Series and its investment adviser are responsible for maintaining net asset values for the Funds in accordance with the requirements of the 1940 Act and its current Prospectus. Shares of particular Funds shall be ordered in such quantities and at such times as determined by the Company to be necessary to meet the requirements of the Contracts. The Company will pay for shares on the same day the Series receives notice of the purchase request. Payment for shares purchased shall be made to the Series in federal funds initiated by wire by 2:00

p.m. New York time, to be received by the close of business, as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business.

If payment is not received by the Series on such Business Day, the Company shall, upon the Series' request, promptly reimburse the Series for any charges,

costs, fees, interest or other expenses incurred in connection with any advances, borrowing, or overdrafts. The Series will confirm receipt of each trade (ending share balance by the Account and the Fund) (using a mutually agreed upon format) by 1:00 p.m. New York time on the Business Day the trade is placed with the Series.

       The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the

Series or in response to the order of an appropriate regulatory authority.

                                        4

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       7.     The Company shall use its best efforts and shall cooperate, to the extent permitted under its Contracts, with the Series to enforce policies stated

in the Series' Prospectus regarding transactions in shares, particularly those related to market timing. The Company acknowledges that the Series has the right to refuse any purchase order for any reason, particularly if the Series determines that a Fund would be unable to invest the money effectively in accordance with its investment policies or would be otherwise adversely affected due to the size of the transaction, frequency of trading by the Account or other factors.

       8.     The Contracts funded through each Account will provide for the allocation of net amounts among certain Subaccounts for investment in such shares of the Funds as may be offered from time to time in the Contracts. The selection of the particular Subaccount is to be made by the Contract owner and such selection may be changed in accordance with the terms of the Contracts.

       9.     Transfer of the Series' shares will be by book entry only. No stock certificates will be issued to the Account. Shares ordered from a particular Fund will be recorded by the Series as instructed by the Company in an appropriate title for the corresponding Account or subaccount.

       10.    The Series shall furnish notice promptly to the Company (using a mutually agreed upon format) of any dividend or distribution payable on any shares underlying Subaccounts. The Company hereby elects to receive all such dividends and distributions as are payable on shares of a Fund recorded in the title for the corresponding Subaccount in additional shares of that Fund. The

Series shall notify the Company of the number of shares so issued. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. Any material errors in the calculation of the dividends or distributions shall be reported immediately upon discovery to the Company.

       11.    The Series shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Paragraph 11, the Company shall be a designee of the Series for receipt of requests for redemption from each Account, and receipt by such designee by 4:00 p.m. New York time (or such other time as the Board of Trustees of the Series shall designate) shall constitute receipt by the Series; provided that the Series receives notice of such request for redemption by 10:00 a.m. New York time on the Next Business

Day. The Company shall purchase and redeem the shares of Funds offered by the then current Prospectus of the Series in accordance with the provisions of such

Prospectus. The Series agrees to redeem, upon the Company's request, any full or fractional shares of the designated portfolio held by the Company. The Series will pay for shares on the same day the Series receives notice from Company for the redemption request. Payment for shares shall be made to the Company in federal funds initiated by wire by 2:00 p.m. New York time, to be received by the close of business, as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business. If payment is not received by the Company on such Business Day, the Series shall, upon the Company's request, promptly reimburse the Company for any charges, costs, fees, interest or other expenses incurred in connection with any advances, borrowing, or overdrafts. The Series will confirm receipt of each

                                        5


trade (ending share balance by the Account and the Fund) (using a mutually agreed upon format) by 1:00 p.m. New York time on the Business Day the trade is placed with the Series.

       12.    The Series shall pay all expenses incidental to its performance under this Agreement. The Series shall see to it that all of its shares are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase for the Accounts. The Series shall bear the expenses for the cost of registration of its shares, preparation of prospectuses

(and supplements thereto) and statements of additional information (and supplements thereto) to be sent to existing Contract owners (upon request in the case of the statement of additional information), proxy statements and related materials, and annual and semi-annual shareholder reports, the printing and distribution of such items to each Contract owner who has allocated net amounts to any Subaccount, the preparation of all statements and notices required from it by any federal or state law, and taxes on the issue or transfer of the

Series' shares subject to this Agreement. The Series will provide to the

Company, at least once a year, with enough copies of its statement of additional information to be able to distribute one to each Contract owner or prospective

Contract owner who requests such statement of additional information.

       13.    The Company shall bear the expenses for the cost of printing and distribution of Series prospectuses (and supplements thereto) and statements of additional information (and supplements thereto) to be sent to prospective

Contract owners. The Series shall provide, at its expense, such documentation

(in camera ready or other mutually agreeable form) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Series is amended) to have the prospectus or prospectuses for the Contracts and the Series prospectus printed together in one or more documents. With respect to any Series prospectus that is printed in combination with any one or more Contract prospectus (the "Prospectus Booklet"),

the Series shall bear the costs of printing and mailing the Prospectus Booklet to existing Contract owners based on the ratio of the number of pages of the

Series prospectuses included in the Prospectus Booklet to the number of pages in the Prospectus Booklet as a whole. With respect to any Series annual and semi-annual shareholder report that is printed in combination with any one or more such reports of investment options for the Contracts (the "Report

Booklet"), the Series shall bear the costs of printing and mailing the Report

Booklet to existing Contract owners based on the ratio of the number of pages of the Series report included in the Report Booklet to the number of pages in the

Report Booklet as a whole.

       14.    Shares of the Series may be offered to separate accounts of various insurance companies in addition to the Company. The Series shall comply with the provisions of Section 817 of the Internal Revenue Code of 1986 as

amended and the regulations thereunder ("Section 817"). No shares will be sold to the general public.

       15.    The parties to this Agreement recognize that due to differences in tax treatment or other considerations, the interests of various Contract owners participating in one or more Funds might, at some time, be in conflict. Each party shall report to the other party any potential or existing conflict of which it becomes aware. The Board of Trustees of the Series shall promptly notify the Company of the existence of irreconcilable material conflict and its implications. If

                                        6

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such a conflict exists for which the Company is responsible as determined by the

Board of Trustees, the Company will, at its own expense, take whatever action it deems necessary to remedy such conflict; in any case, Contract owners will not be required to bear such expenses.

       16.    The Company agrees to indemnify and hold the Series and CRMC and any officer, trustee, director, employee or agent of the foregoing, harmless against any and all losses, claims, damages, liabilities or litigation

(including reasonable legal and other expenses) to which they may be subject under any statute, at common law or otherwise, insofar as such losses, claims,

damages, liabilities or expenses (or actions in respect thereof) or settlements arising as a result of the Company: (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature of the Contracts and/or Accounts; (b) making untrue statements of material facts that the Series includes in its materials, provided the Series relies on information supplied by the Company; (c) engaging in unlawful conduct with respect to the sale of the Contracts or Fund shares; and (d) materially breaching this Agreement or a representation or warranty.

       No party shall be entitled to indemnification if such loss, claim,

damage, liability or expense is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       17.    The Series and CRMC each agrees to indemnify and hold the Company and any officer, trustee, director, employee or agent of the foregoing, harmless against, any and all losses, claims, damages, liabilities or litigation

(including reasonable legal and other expenses) to which the Company may be subject under any statute, at common law or otherwise, insofar as such losses,

claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arising as a result of the Series' or CRMC's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature of the Series; (b) making untrue statements of material facts that the Company includes in its materials,

provided the Company relies on information supplied by or on behalf of the

Series; (c) engaging in unlawful conduct with respect to the sale of the

Contracts or Fund shares; (d) materially breaching this Agreement or a representation or warranty; and (e) failing to comply with the requirements of

Section 817 and regulations thereunder.

       No party shall be entitled to indemnification if such loss, claim,

damage, liability or expense is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       18.    The Company shall be responsible for assuring that the Accounts provide pass-through voting privileges to Contract owners so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for the Contracts.

       19.    The parties understand that there is no intention to create a joint venture in the subject matter of this Agreement. Accordingly, the right to terminate this Agreement and to engage in any activity not inconsistent with this Agreement is absolute. This Agreement will terminate:

                                        7

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       (i)    by any party at any time upon six months' written notice to the other parties;

       (ii)   at the option of the Company, CRMC or the Series, upon ten calendar days' prior written notice to the other parties, if a final non-appealable administrative or judicial decision is entered against any other party which has a material impact on the Contracts;

       (iii)  at the option of the Company, upon ten calendar days' prior written notice to the other parties, if shares of the Series are not reasonably available;

       (iv)   at the option of the Company, immediately upon written notice to the other parties, if the Series or CRMC fails to meet the requirements for either diversification under Section 817 or registered investment company status or if the Board of the Series terminates the Class 2 Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act;

       (v)    immediately in the event the Series' shares are not registered,

       issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as an underlying investment for the Contracts issued or to be issued by the Company; in such event prompt notice shall be given by the Company or the Series to the other parties;

       (vi)   at the Company's option by written notice to CRMC or the Series if Company shall determine in its sole judgment exercised in good faith,

       that either CRMC or the Series has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

       (vii)  at CRMC's or the Series' option by written notice to Company if

       CRMC or the Series shall determine in its sole judgment exercised in good faith, that Company has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

       The effective date for termination pursuant to any notice required under this Paragraph shall be calculated beginning with the date of receipt of such notice to all other parties.

       20.    All notices, consents, waivers, and other communications under this Agreement must be in writing, and will be deemed to have been duly received

(a) when delivered by hand (with written confirmation of receipt), (b) when sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) the day after it is sent by a nationally recognized overnight delivery service, in each case to the

                                        8

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appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

       IF TO LINCOLN NATIONAL:

       The Lincoln National Insurance Company

       1300 South Clinton Street

       Ft. Wayne, IN 46802

       Attention: Rise C.M. Taylor, Vice President

       Facsimile No.: (260) 455-1773

       IF TO LINCOLN NEW YORK:

       Lincoln Life & Annuity Company of New York

       c/o The Lincoln National Insurance Company

       1300 South Clinton Street

       Ft. Wayne, IN 46802

       Attention: Rise C.M. Taylor, Vice President

       Facsimile No.: (260) 455-1773

       IF TO SERIES:

       American Funds Insurance Series

       333 S. Hope Street, 55th Floor

       Los Angeles, California 90071

       Attention: Michael J. Downer, Senior Vice President

       Facsimile No.: 213-486-9041

       WITH A COPY TO:

       Capital Research and Management Company

       333 S. Hope Street, 55th Floor

       Los Angeles, California 90071

       Attention: Kenneth R. Gorvetzian, Vice President and Senior Counsel,

                  Fund Business Management Group

       Facsimile No.: 213-486-9041

       IF TO CRMC:

       Capital Research and Management Company

       333 S. Hope Street, 55th Floor

       Los Angeles, CA 90071

       Attention:  Michael J. Downer, Senior Vice President and Legal Counsel

                   Fund Business Management Group, and Secretary

       Facsimile No.:  213-486-9041

       WITH A COPY TO:

       Capital Research and Management Company

       333 S. Hope Street, 55th Floor

       Los Angeles, California 90071

                                        9

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       Attention:  Kenneth R. Gorvetzian, Vice President and Senior Counsel,

                   Fund Business Management Group

       Facsimile No.: 213-486-9041

       21.    If this Agreement terminates, any provision of this Agreement necessary to the orderly windup of business under it will remain in effect as to that business, after termination.

       22.    If this Agreement terminates, the Series, at the Company's option,

will continue to make additional shares of the Series available for all

Contracts existing as of the effective date of termination (under the same terms and conditions as were in effect prior to termination of this Agreement with respect to existing Contract owners), unless the Series liquidates or applicable laws prohibit further sales. The Company agrees not to redeem shares unless legitimately required to do so according to a Contract owner's request or under an order from the SEC.

       23.    The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, or shareholders (except CRMC if it is a shareholder) of the Series individually, but bind only the Series'

assets. When seeking satisfaction for any liability of the Series in respect of this Agreement, the Company and the Account agree not to seek recourse against said Trustees, officers, employees, or shareholders, or any of them, or any of their personal assets for such satisfaction. Notwithstanding the foregoing, if the Company seeks satisfaction for the Series for any losses, claims, damages,

liabilities or litigation in respect of this Agreement, the Company and the

Accounts shall also have recourse against CRMC, which shall be jointly and severally liable for all amounts due the Company and not recovered from the

Series.

       24.    This Agreement shall be construed in accordance with the laws of the State of California.

       25.    This Agreement and the parties' rights, duties and obligations under this Agreement are not transferable or assignable by any of them without the express, prior written consent of the other party hereto. Any attempt by a party to transfer or assign this Agreement or any of its rights, duties or obligations under this Agreement without such consent is void.

       26.    The following Paragraphs shall survive any termination of this

Agreement: 14, 16, 17 and 20-26.

                                       10

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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested as of the date first above written.

                                 THE LINCOLN NATIONAL LIFE INSURANCE

                                 COMPANY (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:

                                 By:    /s/ Todd R. Stephenson

                                     ----------------------------------------

/s/ Mary Jo Ardington            Its: Senior Vice President and Chief Financial

------------------------------          Officer

                                 LINCOLN LIFE & ANNUITY COMPANY OF NEW

                                 YORK (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:

                                 By:    /s/ Rise C. M. Taylor

                                     ----------------------------------------

/s/ Mary Jo Ardington                   Its: 2nd Vice President

------------------------------

                                 AMERICAN FUNDS INSURANCE SERIES

Attest:

                                 By:    /s/ Chad Norton

                                     ----------------------------------------

/s/ Angela M. Mitchell                  Its: Secretary

------------------------------

                                 CAPITAL RESEARCH AND MANAGEMENT COMPANY

Attest:

                                 By:     /s/ Michael Downer

                                     ----------------------------------------

/s/ Angela M. Mitchell                  Its: Vice President and Secretary

------------------------------

                                       11

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                                   APPENDIX A

Fund Participation Agreement among The Lincoln National Life Insurance Company,

American Variable Insurance Series, American Funds Distributors, Inc. and

Capital Research and Management Company dated October 15, 1999.

Fund Participation Agreement among Lincoln National Pension Insurance Company,

Separate Account E of Lincoln National Pension Insurance Company and American

Pathway Fund dated February 18, 1987.

Fund Participation Agreement among Lincoln National Life Insurance Company,

Lincoln Life Flexible Premium Variable Life Account F and American Variable

Insurance Series.

Fund Participation Agreement among Lincoln National Life Insurance Company,

Lincoln National Flexible Premium Variable Life Account G and American Variable

Insurance Series.

Fund Participation Agreement among Lincoln National Life Insurance Company,

Separate Account H of The Lincoln National Life Insurance Company and American

Variable Insurance Series dated July 12, 1989.

Fund Participation Agreement among The Lincoln National Life Insurance Company,

Lincoln Life & Annuity Company of New York, American Funds Insurance Series,

American Funds Distributors, Inc. and Capital Research and Management Company

dated August 1, 2002.

Fund Participation Agreement among Lincoln Life & Annuity Company of New York,

American Variable Insurance Series, American Funds Distributors, Inc. and

Capital Research and Management Company dated April 30, 2000.

Fund Participation Agreement among Lincoln Life & Annuity Company of New York,

Lincoln Life & Annuity Variable Annuity Account H of Lincoln Life & Annuity

Company of New York and American Variable Insurance Series dated July 24, 2000.

Agreement to Purchase Shares between The Lincoln National Life Insurance

Company, Lincoln National Flexible Premium Variable Life Account J and American

Variable Insurance Series dated April 30, 1995.

Fund Participation Agreement among The Lincoln National Life Insurance Company,

Separate Account 52 of The Lincoln National Life Insurance Company and American

Variable Insurance Series dated May 1, 1996.

Indemnification Agreement by and between Lincoln National Pension Insurance

Company, Lincoln National Pension Variable Annuity Account E and Capital

Research and Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance

Company, Lincoln National Flexible Premium Variable Life Account F and Capital

Research and Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance

Company, Lincoln National Variable Annuity Account H and Capital Research and

Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance

Company, Lincoln Life Flexible Premium Variable Life Account J and Capital

Research and Management Company dated April 30, 1995.

                                       A-1

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Indemnification Agreement by and between Lincoln Life & Annuity Company of New

York, Lincoln Life & Annuity Variable Annuity Account H and Capital Research and

Management Company.

Indemnification Agreement by and between The Lincoln National Life Insurance

Company, Separate Account 52 and Capital Research and Management Company dated

May 1, 1996.

Indemnification Agreement by and between The Lincoln National Life Insurance

Company, Lincoln Life Flexible Premium Variable Life Account Y, Lincoln Life &

Annuity Company of New York, Lincoln Life & Annuity Flexible Premium Variable

Life Account Y and Capital Research and Management Company.

                                       A-2


                                   APPENDIX B

American Legacy Variable Annuity**

American Legacy II Variable Annuity**

American Legacy III Variable Annuity*

American Legacy III C Share Variable Annuity*

American Legacy III Plus Variable Annuity*

American Legacy III View Variable Annuity*

American Legacy Shareholder's Advantage*

American Legacy Group

American Legacy Retirement Income Plan

American Legacy Life**

American Legacy Estate Builder

American Legacy Variable Life**

American Legacy VUL(DB)-II*

American Legacy VUL(CV)-III*

American Legacy SVUL-III*

Lincoln VUL(CV)*

Lincoln VUL(CV)-II*

Lincoln VUL(CV)-III*

Lincoln VUL(DB)*

Lincoln VUL(DB)-II*

Lincoln VUL III**

Lincoln VUL MoneyGuard

Lincoln CVUL Series III*

Lincoln Corporate Variable 4*

Lincoln ChoicePlus*

Lincoln ChoicePlus Access*

Lincoln ChoicePlus Bonus

Lincoln ChoicePlus II*

Lincoln ChoicePlus II Access*

Lincoln ChoicePlus II Bonus*

Lincoln ChoicePlus II Advance*

Lincoln ChoicePlus Assurance (B Share)*

Lincoln ChoicePlus Assurance (C Share)*

Lincoln ChoicePlus Assurance (L Share)*

Lincoln ChoicePlus Assurance (Bonus)*

MultiFund(R) 1-4 Individual Variable Annuity

MultiFund(R) 5 Individual Variable Annuity

MultiFund(R) Select Individual Variable Annuity

MultiFund(R) Group Variable Annuity

Lincoln SVUL*

Lincoln SVUL II*

Lincoln SVUL III*

Group Variable Annuity (GVA) I, II, III

Wells Fargo New Directions Core***

Wells Fargo New Directions Access***

Wells Fargo New Directions Access 4***

Lincoln Life Director(TM)

  *Includes both the Lincoln National and LNY versions of this product.

**Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New

Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln

National, as the issuer of these Contracts, agrees to make shares of American

Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial

Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these

Contracts.

                                       B-1


                                   APPENDIX C

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account E

Lincoln Life Flexible Premium Variable Life Account F

Lincoln Life Flexible Premium Variable Life Account G

Lincoln National Variable Annuity Account H

Lincoln Life Flexible Premium Variable Life Account J

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Y

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 46

Lincoln National Life Insurance Company Separate Account 48

Lincoln National Life Insurance Company Separate Account 49

Lincoln National Life Insurance Company Separate Account 52

Lincoln National Life Insurance Company Separate Account 54

Lincoln Life & Annuity Variable Annuity Account H

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln New York Account N for Variable Annuities

LLANY Separate Account R for Flexible Premium Variable Life Insurance

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

                                       C-1


                                   Appendix D

AMERICAN FUNDS INSURANCE SERIES

       CLASS 1:

              Asset Allocation Fund

              Blue Chip Income and Growth Fund

              Bond Fund

              Cash Management Fund

              Global Discovery Fund

              Global Growth Fund

              Global Small Capitalization Fund

              Growth Fund

              Growth-Income Fund

              High-Income Bond Fund

              International Fund

              New World Fund

              U.S. Government/AAA-Rated Securities Fund

       CLASS 2:

              Asset Allocation Fund

              Blue Chip Income and Growth Fund

              Bond Fund

              Cash Management

              Global Discovery Fund

              Global Growth Fund

              Global Small Capitalization Fund

              Growth Fund

              Growth-Income Fund

              High-Income Bond Fund

              International Fund

              New World Fund

              U.S. Government/AAA-Rated Securities Fund


                               AMENDMENT NO. 1 TO

                                   APPENDIX B

                              EFFECTIVE MAY 1, 2004

American Legacy Variable Annuity**

American Legacy II Variable Annuity**

American Legacy III Variable Annuity*

American Legacy III C Share Variable Annuity*

American Legacy III Plus Variable Annuity*

American Legacy III View Variable Annuity*

American Legacy Shareholder's Advantage*

American Legacy Group

American Legacy Retirement Income Plan

American Legacy Life**

American Legacy Estate Builder

American Legacy Variable Life**

American Legacy VUL(DB) II*

American Legacy VUL(DB) IV*

American Legacy VUL(CV) III*

American Legacy VUL(CV) IV*

American Legacy SVUL III*

American Legacy SVUL IV*

Lincoln VUL(ONE)*

Lincoln Momentum VUL(ONE)*

Lincoln VUL(CV)*

Lincoln VUL(CV) II*

Lincoln VUL(CV) III*

Lincoln VUL(CV) IV*

Lincoln VUL(DB)*

Lincoln VUL(DB) II*

Lincoln VUL(DB) IV*

Lincoln VUL III**

Lincoln VUL MoneyGuard

Lincoln CVUL Series III*

Lincoln Corporate Variable 4*

Lincoln ChoicePlus*

Lincoln ChoicePlus Access*

Lincoln ChoicePlus Bonus

Lincoln ChoicePlus II*

Lincoln ChoicePlus II Access*

Lincoln ChoicePlus II Bonus*

Lincoln ChoicePlus II Advance*

Lincoln ChoicePlus Assurance (B Share)*

Lincoln ChoicePlus Assurance (C Share)*

Lincoln ChoicePlus Assurance (L Share)*

Lincoln ChoicePlus Assurance (Bonus)*

Lincoln ChoicePlus Momentum Income Option*

MultiFund(R) 1-4 Individual Variable Annuity

MultiFund(R) 5 Individual Variable Annuity

MultiFund(R) Select Individual Variable Annuity

MultiFund(R) Group Variable Annuity

Lincoln SVUL*

Lincoln SVUL II*

Lincoln SVUL III*

Group Variable Annuity (GVA) I, II, III

Wells Fargo New Directions Core***

Wells Fargo New Directions Access***

Wells Fargo New Directions Access 4***

Director(TM)*

  *Includes both the Lincoln National and LNY versions of this product.

**Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New

Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln

National, as the issuer of these Contracts, agrees to make shares of American

Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial

Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these

Contracts.


                               Amendment No. 1 to

                                   APPENDIX C

                              EFFECTIVE MAY 1, 2004

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account E

Lincoln Life Flexible Premium Variable Life Account F

Lincoln Life Flexible Premium Variable Life Account G

Lincoln National Variable Annuity Account H

Lincoln Life Flexible Premium Variable Life Account J

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Y

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 46

Lincoln National Life Insurance Company Separate Account 48

Lincoln National Life Insurance Company Separate Account 49

Lincoln National Life Insurance Company Separate Account 52

Lincoln National Life Insurance Company Separate Account 54

Lincoln Life & Annuity Variable Annuity Account H

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln New York Account N for Variable Annuities

LLANY Separate Account R for Flexible Premium Variable Life Insurance

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

LNY Separate Account 401 for Group Annuities

                                      C-1


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of the date first above written.

                                 THE LINCOLN NATIONAL LIFE INSURANCE

                                 COMPANY (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:

                                 By:    /s/ Rise C .M. Taylor

                                     ----------------------------------------

/s/ Mary Jo Ardington                   Rise C. M. Taylor

------------------------------

                                 Its:   Vice President

                                 LINCOLN LIFE & ANNUITY COMPANY OF NEW

                                 YORK (ON BEHALF OF THE ACCOUNTS AND ITSELF)

Attest:

                                 By:    /s/ Rise C. M. Taylor

                                     ----------------------------------------

/s/ Mary Jo Ardington                   Rise C. M. Taylor

------------------------------

                                 Its:   2nd Vice President

                                 AMERICAN FUNDS INSURANCE SERIES

Attest:

                                 By:    /s/ Chad L. Norton

                                     ----------------------------------------

        /s/ illegible                   Chad L. Norton

------------------------------

                                 Its:   Secretary

                                 CAPITAL RESEARCH AND MANAGEMENT

                                 COMPANY

Attest:

                                 By:    /s/ Michael Downer

                                     ----------------------------------------

        /s/ illegible                   Michael J. Downer

------------------------------

                                 Its:   Vice President and Secretary


                                 AMENDMENT NO. 4

                                     TO THE

                          FUND PARTICIPATION AGREEMENT

                               DATED JULY 1, 2003

   This Amendment to the Fund Participation Agreement (the "Agreement"), by

and among THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, ("Lincoln National") a

life insurance company organized under the laws of the State of Indiana;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, ("LNY") a life insurance company organized under the laws of the State of New York; AMERICAN FUNDS INSURANCE

SERIES ("Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL RESEARCH AND

MANAGEMENT COMPANY ("CRMC"), a corporation organized under the laws of the

State of Delaware, is effective as of April 2, 2007, regardless of when executed.

   WHEREAS, a merger of Lincoln Life & Annuity Company of New York and

Jefferson Pilot LifeAmerica Insurance Company ("JPLA") occurred on or about

April 2, 2007;

   WHEREAS, effective on or about April 2, 2007, JPLA changed its state of domicile from New Jersey to New York and changed its name to Lincoln Life &

Annuity Company of New York;

   NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,

the parties agree to amend the Agreement as follows:

  ASSIGNMENT. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

   Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment

No. 4 to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY,

                                  on behalf of itself and each relevant Account,

Attest:

/s/ Kevin J. Adamson              By: /s/ Kelly D. Clevenger

-------------------------------      ---------------------------------

                                  Its: Vice President

                                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK,

                                  on behalf of itself and each relevant Account,

Attest:

/s/ Kevin J. Adamson              By: /s/ Kelly D. Clevenger

-------------------------------      ---------------------------------

                                  Its: Second Vice President


                                  AMERICAN FUNDS INSURANCE SERIES,

                                  by Capital Research and Management Company,

                                  its investment adviser,

Attest:

/s/ Walter Burkely                By: /s/ Michael Downer

-------------------------------      ---------------------------------

                                  Its:

                                  CAPITAL RESEARCH AND MANAGEMENT

                                  COMPANY

Attest:

/s/ Walter Burkely                By: /s/ Michael Downer

-------------------------------      ---------------------------------

                                  Its:


                           AMENDMENT #5 TO THE

   FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003

                                BETWEEN

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY OF

NEW YORK, AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT

                                COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective November 1, 2008, the Agreement is amended as follows:

1. Paragraph 6 is hereby deleted in its entirety and replaced by the following:

     Fund shares to be made available to Accounts for the Contracts shall be sold by the Series and purchased by the Company for a given Account and

     Series shall redeem its shares at the net asset value of the respective class of the respective Fund (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current

     Prospectus of the Series.  All transactions in Account shares shall be executed through the Omnibus Accounts of the Company ("Omnibus Accounts").

     For purposes of this Paragraph 6, the Company shall be a designee of the

     Series for receipt of such orders from each Account, and receipt by such designee by 4:00 p.m. New York time (or other such time the Board of

     Trustees of the Series shall so designate) shall constitute receipt by the

     Series, provided that the Series receives notice of such order by 10:00

     a.m. New York time on the following business day ("Next Business Day").

     "Business Day" shall mean any day on which the New York Stock Exchange

     ("NYSE") is open for trading and on which the Series calculates the net asset values of each class of shares of each Fund pursuant to the rules of the SEC.  The Series will make the shares of each class of each of the

     Funds available indefinitely for purchase at the applicable net asset value per share on those days on which the Series calculates the net asset values of each such class pursuant to the rules of the Commission, and the Series shall use its best efforts to calculate such net asset values on each day on which the NYSE is open for trading.  The Series shall make the net asset value per share for each class of each of the Funds available to the Company on a daily basis as soon as reasonably practical after the

     Series calculates such net asset values per share, and the Series shall use its best efforts to make such net asset values per share available by

     6:30 p.m. New York time via the NSCC Profile I platform.  In the event the

     Series is unable to make the 6:30 p.m. deadline stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of shares.  Such additional time shall be equal to the additional time which the Series takes to make the closing net asset value available to the Company.  CRMC and the Series shall report to the Company any material error in the calculation or reporting of the net asset values,

     dividends or capital gain information as soon as practicable upon discovery.  The Series and CRMC are responsible for calculating and maintaining net asset values for each class of each Fund in accordance with the requirements of the 1940 Act and the Series' then current Prospectus.

     Payments for shares purchased and redeemed will be made in federal funds transmitted via the NSCC Fund/SERV DCC & S platform to or from the Company on the Next Business Day following the Company's receipt of the order

     (unless the Series determines and so advises the Company that payment for shares purchased is unnecessary as sufficient proceeds are available from redemption of shares of other Funds effected pursuant to redemption requests tendered by the Company), and the Company and the Fund shall each use commercially reasonable efforts to transmit (or cause to be transmitted) funds to the other, for the purpose of settling net purchase orders or orders of redemption, by 3:00 p.m. Eastern time on such Business

     Day.  Upon receipt of federal funds


     so transmitted via the NSCC Fund/SERV DCC & S platform, such funds shall cease to be the responsibility of the sender and shall become the responsibility of the recipient.  Notwithstanding any provision of this

     Agreement to the contrary, for purchase and redemption instructions with respect to any shares, Company and the Series will settle the purchase and redemption transactions referred to herein via the NSCC Fund/SERV platform settlement process on the next Business Day following the effective trade date.  The Series will provide to Company a daily transmission of positions and trading activity taking place in a format agreed upon by the parties.

     Any purchase or redemption request for Fund shares held or to be held in the Company's general account shall be effected at the closing net asset value per share next determined after the Fund's receipt of such request,

     provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Series in federal funds prior to close of business for determination of such value, as defined from time to time in the Series Prospectus.

     The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the Series or in response to the order of an appropriate regulatory authority.

2.  Paragraph 11 is hereby deleted in its entirety.

3.  Schedules B and D are hereby amended and replaced with the attached

Schedules B and D.

In Witness Whereof, the following duly authorized officers have caused this

Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES

By:     /s/Kelly D. Clevenger                   By:     /s/Steven I. Koszalka

        ---------------------                           ---------------------

        Kelly D. Clevenger                              Steven I. Koszalka

As its: Vice President                          As its: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY         LINCOLN LIFE & ANNUITY COMPANY

                                                OF NEW YORK

By:      /s/Michael J. Downer                   By:      /s/Kelly D. Clevenger

         --------------------                            ---------------------

         Michael J. Downer                               Kelly D. Clevenger

As its:  Senior Vice President                  As its:  2nd Vice President

         and Secretary


                                APPENDIX B

                      EFFECTIVE NOVEMBER 1, 2008




American Legacy Variable Annuity**                               Lincoln Corporate Variable 5*

American Legacy II Variable Annuity**                            Lincoln Corporate Variable Private Solution*

American Legacy III Variable Annuity*                            Lincoln ChoicePlus*

American Legacy III i4LIFE(R) Advantage***                       Lincoln ChoicePlus Access*

American Legacy III C Share Variable Annuity*                    Lincoln ChoicePlus Bonus*

American Legacy III Plus Variable Annuity*                       Lincoln ChoicePlus II*

American Legacy III View Variable Annuity*                       Lincoln ChoicePlus II Access*

American Legacy Shareholder's Advantage*                         Lincoln ChoicePlus II Bonus*

American Legacy Shareholder's Advantage i4LIFE(R) Advantage***   Lincoln ChoicePlus II Advance*

American Legacy Design*                                          Lincoln ChoicePlus Assurance (B Share)*

American Legacy Design i4LIFE(R) Advantage***                    Lincoln ChoicePlus Assurance (B Share) i4LIFE(R)Advantage***

American Legacy Group                                            Lincoln ChoicePlus Assurance (C Share)*

American Legacy Retirement Income Plan                           Lincoln ChoicePlus Assurance (L Share)*

American Legacy Life**                                           Lincoln ChoicePlus Assurance (Bonus)*

American Legacy Estate Builder                                   Lincoln ChoicePlus Assurance (A Share)

American Legacy Variable Life**                                  Lincoln ChoicePlus Assurance (A Share) i4LIFE(R)Advantage***

American Legacy VUL(DB) II*                                      Lincoln ChoicePlus Assurance (A Class)*

American Legacy VUL(DB) IV*                                      Lincoln ChoicePlus Assurance (B Class)*

American Legacy VUL(CV) III*                                     Lincoln ChoicePlus Momentum Income Option*

American Legacy VUL(CV) IV*                                      Lincoln ChoicePlus Design*

American Legacy SVUL III*                                        Lincoln ChoicePlus Design i4LIFE(R)Advantage***

American Legacy SVUL IV*                                         MultiFund(R) 1-4 Individual Variable Annuity

Lincoln VUL(ONE) *                                               MultiFund(R) 5 Individual Variable Annuity

Lincoln Momentum VUL(ONE)*                                       MultiFund(R) Select Individual Variable Annuity

Lincoln Momentum SVUL(ONE)*                                      MultiFund(R) Group Variable Annuity

Lincoln VUL(CV)*                                                 Lincoln SVUL*

Lincoln VUL(CV) II*                                              Lincoln SVUL II*

Lincoln VUL(CV) III*                                             Lincoln SVUL III*

Lincoln VUL(CV) IV*                                              Lincoln SVUL(ONE)*

Lincoln VUL(DB)*                                                 Group Variable Annuity (GVA)*

Lincoln VUL(DB) II*                                              Wells Fargo New Directions Core****

Lincoln VUL(DB) IV*                                              Wells Fargo New Directions Access****

Lincoln VUL III**                                                Wells Fargo New Directions Access 4****

Lincoln VUL MoneyGuard                                           Director(TM)*

Lincoln CVUL Series III*

Lincoln Corporate Variable 4*



    *Includes both the Lincoln National and LNY versions of this product.

   **Class 1 shares are offered in these products.

***LNY version only

****In connection with Wells Fargo New Directions Core, Wells Fargo New

Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln

National, as the issuer of these Contracts, agrees to make shares of American

Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial

Advisors and Wells Fargo Investments LLC.  In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these

Contracts.


                                  APPENDIX D

                         EFFECTIVE NOVEMBER 1, 2008

AMERICAN FUNDS INSURANCE SERIES

CLASS 1:

    Asset Allocation Fund

    Blue Chip Income and Growth Fund

    Bond Fund

    Cash Management Fund

    Global Bond Fund*

    Global Discovery Fund

    Global Growth Fund

    Global Growth and Income Fund*

    Global Small Capitalization Fund

    Growth Fund

    Growth-Income Fund

    High-Income Bond Fund

    International Fund

    International Growth and Income Fund

    New World Fund

    U.S. Government/AAA-Rated Securities Fund

CLASS 2:

    Asset Allocation Fund

    Blue Chip Income and Growth Fund

    Bond Fund

    Cash Management

    Global Bond Fund*

    Global Discovery Fund

    Global Growth Fund

    Global Growth and Income Fund*

    Global Small Capitalization Fund

    Growth Fund

    Growth-Income Fund

    High-Income Bond Fund

    International Fund

    International Growth and Income Fund

    New World Fund

    U.S. Government/AAA-Rated Securities Fund

-----------------

*These funds are only available through American Legacy products.


                             AMENDMENT #6 TO THE

   FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003

                                   BETWEEN

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY OF

                                  NEW YORK,

AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective January 1, 2009, regardless of when executed, the Agreement is amended as follows:

-   Schedules B and C are hereby amended and replaced with the attached

    Schedules B and C.

In Witness Whereof, the following duly authorized officers have caused this

Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES

By:      /s/ Daniel R. Hayes                    By:      /s/ Steven I. Koszalka

         -------------------                             ----------------------

         Daniel R. Hayes                                 Steven I. Koszalka

As its:  Vice President                         As its:  Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY         LINCOLN LIFE & ANNUITY COMPANY

                                                OF NEW YORK

By:      /s/ Michael J. Downer                  By:      /s/ Daniel R. Hayes

         ---------------------                           -------------------

         Michael J. Downer                               Daniel R. Hayes

As its:   Senior Vice President and Secretary   As its:    Vice President


                                 APPENDIX B

                          EFFECTIVE JANUARY 1, 2009




American Legacy Variable Annuity**                            Lincoln SVUL IV Elite*

American Legacy II Variable Annuity**                         Lincoln VULone 2005 Elite*

American Legacy III/(B Class) Variable Annuity*               Lincoln Momentum VULone 2005 Elite*

American Legacy III/(B Class) i4LIFE(R) Advantage***          Lincoln VULone 2007 Elite*

American Legacy III C Share Variable Annuity*                 Lincoln Momentum VULone 2007 Elite*

American Legacy III Plus Variable Annuity*                    Lincoln SVULone 2007 Elite*

American Legacy III View Variable Annuity*                    Lincoln Momentum SVULone 2007 Elite*

American Legacy Shareholder's Advantage/(A Class)*            Lincoln AssetEdge VUL Elite*

American Legacy Shareholder's Advantage/(A Class)             Lincoln ChoicePlus*

      i4LIFE(R) Advantage***                                  Lincoln ChoicePlus Access*

American Legacy Design*                                       Lincoln ChoicePlus Bonus*

American Legacy Design i4LIFE(R) Advantage***                 Lincoln ChoicePlus II*

American Legacy Group                                         Lincoln ChoicePlus II Access*

American Legacy Retirement Income Plan                        Lincoln ChoicePlus II Bonus*

American Legacy Life**                                        Lincoln ChoicePlus II Advance*

American Legacy Estate Builder                                Lincoln ChoicePlus Assurance (B Share)*

American Legacy Variable Life**                               Lincoln ChoicePlus Assurance (B Share/Class)

American Legacy VUL(DB) II*                                                i4LIFE(R)Advantage***

American Legacy VUL(DB) IV*                                   Lincoln ChoicePlus Assurance (C Share)*

American Legacy VUL(CV) III*                                  Lincoln ChoicePlus Assurance (L Share)*

American Legacy VUL(CV) IV*                                   Lincoln ChoicePlus Assurance (Bonus)*

American Legacy SVUL III*                                     Lincoln ChoicePlus Assurance (A Share/Class)*

American Legacy SVUL IV*                                      Lincoln ChoicePlus Assurance (A Share/Class)

American Legacy PreservationEdge SVUL*                                   i4LIFE(R)Advantage***

Lincoln VUL(ONE) * Elite

Lincoln Momentum VUL(ONE) * Elite                             Lincoln ChoicePlus Assurance (B Class)*

Lincoln Momentum SVUL(ONE) * Elite                            Lincoln ChoicePlus Momentum Income Option*

Lincoln VUL(CV)*                                              Lincoln ChoicePlus Design*

Lincoln VUL(CV) II*                                           Lincoln ChoicePlus Design i4LIFE(R)Advantage***

Lincoln VUL(CV) II Elite                                      MultiFund(R) 1-4 Individual Variable Annuity

Lincoln VUL(CV) III* Elite                                    MultiFund(R) 5 Individual Variable Annuity

Lincoln VUL(CV) IV* Elite                                     MultiFund(R) Select Individual Variable Annuity

Lincoln VUL(DB)*                                              MultiFund(R) Group Variable Annuity

Lincoln VUL(DB)* Elite                                        Lincoln SVUL*

Lincoln VUL(DB) II* Elite                                     Lincoln SVUL II*

Lincoln VUL(DB) IV* Elite                                     Lincoln SVUL III*

Lincoln VUL III**                                             Lincoln SVUL(ONE) *

Lincoln VUL MoneyGuard                                        Group Variable Annuity (GVA)*

Lincoln CVUL Series III*                                      Wells Fargo New Directions Core****

Lincoln Corporate Variable 4*                                 Wells Fargo New Directions Access****

Lincoln Corporate Variable 5*                                 Wells Fargo New Directions Access 4****

Lincoln Corporate Variable Private Solution*                  Director(TM)  *

Lincoln VUL Flex Elite*                                       Lincoln Corporate Commitment Private Placement BOLI

Lincoln SVUL Elite***



   *Includes both the Lincoln National and LNY versions of this product.

  **Class 1 shares are offered in these products.

***LNY version only

****In connection with Wells Fargo New Directions Core, Wells Fargo New

    Directions Access and Wells Fargo New Directions Access 4 Contracts,

    Lincoln National, as the issuer of these Contracts, agrees to make shares of American Funds Insurance Series available through these

    Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial Advisors and Wells Fargo Investments

    LLC.  In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these Contracts.


                                 APPENDIX C

                         EFFECTIVE JANUARY 1, 2009

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account E

Lincoln Life Flexible Premium Variable Life Account F

Lincoln Life Flexible Premium Variable Life Account G

Lincoln National Variable Annuity Account H

Lincoln Life Flexible Premium Variable Life Account J

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Y

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 46

Lincoln National Life Insurance Company Separate Account 48

Lincoln National Life Insurance Company Separate Account 49

Lincoln National Life Insurance Company Separate Account 52

Lincoln National Life Insurance Company Separate Account 54

Separate Account BLM

Lincoln Life & Annuity Variable Annuity Account H

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln New York Account N for Variable Annuities

LLANY Separate Account R for Flexible Premium Variable Life Insurance

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

LNY Separate Account 401 for Group Annuities

Separate Account BNM


                         AMENDMENT #7 TO THE

    FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003

                               BETWEEN

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY OF

                              NEW YORK,

  AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective June 15, 2009, the Agreement is amended as follows:

-   Schedule C is hereby amended and replaced with the attached Schedule C.

In Witness Whereof, the following duly authorized officers have caused this

Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES

By:        /s/ Daniel R. Hayes                  By:       /s/ Steven I. Koszalka

           -------------------                            ----------------------

           Daniel R. Hayes                                Steven I. Koszalka

As its:  Vice President                         As its:  Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY         LINCOLN LIFE & ANNUITY COMPANY

                                                OF NEW YORK

By:        /s/ Michael J. Downer                By:        /s/ Daniel R. Hayes

           ---------------------                           -------------------

           Michael J. Downer                               Daniel R. Hayes

As its:   Senior Vice President and Secretary   As its:    Vice President


                                   APPENDIX C

                            EFFECTIVE  JUNE 15, 2009

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account E

Lincoln Life Flexible Premium Variable Life Account F

Lincoln Life Flexible Premium Variable Life Account G

Lincoln National Variable Annuity Account H

Lincoln Life Flexible Premium Variable Life Account J

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Y

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 52

Separate Account BLM

Lincoln Life & Annuity Variable Annuity Account H

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln New York Account N for Variable Annuities

LLANY Separate Account R for Flexible Premium Variable Life Insurance

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

LNY Separate Account 401 for Group Annuities

Separate Account BNM


                  AMENDMENT TO PARTICIPATION AGREEMENT

     This Amendment to the Participation Agreement ("Agreement") between

American Funds Insurance Series (the "Series"),  Capital Research and

Management Company ("CRMC") and The Lincoln National Life Insurance Company

and Lincoln Life & Annuity Company of New York dated  July 1, 2003 as amended from time to time, is effective this 30th day of April, 2010.  All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     WHEREAS, the Series and Company agree to distribute the prospectuses of the funds within the Series pursuant to Rule 498 of the Securities Act of

1933 ("Rule 498"); and

     WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

     1. For purposes of this Amendment, the terms Summary Prospectus and

        Statutory Prospectus shall have the same meaning as set forth in Rule

        498.

     2. The Series represents and warrants that the Summary Prospectuses and the hosting of such Summary Prospectuses will comply in all material respects with the requirements of Rule 498 applicable to the Series and its fund.

     3. The Series agrees that the url indicated on each Summary Prospectus will lead contract owners directly to the web page used for hosting

        Summary Prospectuses and that such web page will host the current Series and fund documents required to be posted in compliance with rule 498.

     4. The Series and CRMC represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i)

        involving contract owner requests for additional Fund documents made directly to the Series, CRMC or one of their affiliates.

     5. Company represents and warrants that any bundling of Summary

        Prospectuses and Statutory Prospectuses will be done in compliance with

        Rule 498.

     6. CRMC and the Series may provide web links or url's to the Company for use with Company's electronic delivery of fund documents or on the

        Company's website.  Company will be solely responsible for the maintenance of such web links.  CRMC and the Series will be responsible for maintaining the Series' and funds' current documents on the site to which such web links or url's originally navigate to.


     7. Each party agrees to notify the other party  promptly upon its discovery of a failure to comply with the provisions of Rule 498.

     8. The parties agree that all other provisions of the Participation

        Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable.

     9. The parties agree that Insurance Company is not required to distribute Summary Prospectuses to its contract owners, but rather use of the Summary Prospectus will be at the discretion of Insurance

        Company.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer.

SERIES

By:   /s/ Steven I. Koszalka

   ----------------------------

Name: Steven I. Koszalka

Its:  Secretary

CRMC

By:   /s/ Michael J. Downer

   ----------------------------

Name: Michael J. Downer

Its:  Senior Vice President and Secretary

THE LINCOLN NATIONAL

   LIFE INSURANCE COMPANY

By:   /s/ Kevin J. Adamson

   ----------------------------

Its:  Second Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:   /s/ William P. Flory, Jr.

   ----------------------------

Its:     Assistant V.P.


                                AMENDMENT NO. 8

                                   TO THE

    FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003

                                  BETWEEN

      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY

                           COMPANY OF NEW YORK,

    AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective May 2, 2011, the Agreement is amended as follows:

     1. Appendix B is hereby amended and replaced with the attached Appendix B.

     2. Appendix D is hereby amended and replaced with the attached Appendix D.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

In Witness Whereof, the following duly authorized officers have caused this

Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY    AMERICAN FUNDS INSURANCE SERIES

By:     /s/ Daniel R. Hayes                    By:      /s/ Steven I. Koszalka

         -------------------                             ----------------------

Name:   Daniel R. Hayes                        Name:    Steven I. Koszalka

As its: Vice President                         As its:  Secretary

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK     CAPITAL RESEARCH AND MANAGEMENT

                                                 COMPANY

By:     /s/ Daniel R. Hayes                    By:      /s/ Michael J. Downer

         -------------------                             ---------------------

Name:   Daniel R. Hayes                        Name:    Michael J. Downer

As its: Vice President                         As its:  Senior Vice President


                                  APPENDIX B

                            EFFECTIVE MAY 2, 2011

American Legacy Variable Annuity**

American Legacy II Variable Annuity**

American Legacy III/(B Class) Variable Annuity*

American Legacy III C Share Variable Annuity*

American Legacy III Plus Variable Annuity*

American Legacy III View Variable Annuity*

American Legacy Shareholder's Advantage/(A Class)*

American Legacy Design*

American Legacy Group

American Legacy Retirement Income Plan

American Legacy Life**

American Legacy Estate Builder

American Legacy Variable Life**

American Legacy VUL(DB) II*

American Legacy VUL(DB) IV*

American Legacy VUL(CV) III*

American Legacy VUL(CV) IV*

American Legacy SVUL III*

American Legacy SVUL IV*

American Legacy PreservationEdge SVUL*

American Legacy(R) Signature*

Lincoln VUL(ONE) * Elite

Lincoln VUL(ONE)  2010

Lincoln Momentum VUL(ONE) * Elite

Lincoln Momentum SVUL(ONE) * Elite

Lincoln VUL(CV)*

Lincoln VUL(CV) II*

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III* Elite

Lincoln VUL(CV) IV* Elite

Lincoln VUL(DB)*

Lincoln VUL(DB)* Elite

Lincoln VUL(DB) II* Elite

Lincoln VUL(DB) IV* Elite

Lincoln VUL III**

Lincoln VUL MoneyGuard

Lincoln CVUL Series III*

Lincoln Corporate Variable 4*

Lincoln Corporate Variable 5*

Lincoln Corporate Variable Private Solution*

Lincoln VUL Flex Elite*

Lincoln SVUL Elite***

Lincoln SVUL IV Elite*

Lincoln VULone 2005 Elite*

Lincoln Momentum VULone 2005 Elite*

Lincoln VULone 2007 Elite*

Lincoln Momentum VULone 2007 Elite*

Lincoln SVULone 2007 Elite*

Lincoln Momentum SVULone 2007 Elite*

Lincoln AssetEdge VUL Elite*

Lincoln ChoicePlus*

Lincoln ChoicePlus Access*

Lincoln ChoicePlus Bonus*

Lincoln ChoicePlus II*

Lincoln ChoicePlus II Access*

Lincoln ChoicePlus II Bonus*

Lincoln ChoicePlus II Advance*

Lincoln ChoicePlus Assurance (B Share)*

Lincoln ChoicePlus Assurance (C Share)*

Lincoln ChoicePlus Assurance (L Share)*

Lincoln ChoicePlus Assurance (Bonus)*

Lincoln ChoicePlus Assurance (A Share/Class)*

Lincoln ChoicePlus Assurance (B Class)*

Lincoln ChoicePlus Design*

Lincoln InvestmentSolutions(SM) *

MultiFund(R) 1-4 Individual Variable Annuity

MultiFund(R) 5 Individual Variable Annuity

MultiFund(R) Select Individual Variable Annuity

MultiFund(R) Group Variable Annuity

Lincoln SVUL*

Lincoln SVUL II*

Lincoln SVUL III*

Lincoln SVUL(ONE) *

Group Variable Annuity (GVA)*

Wells Fargo New Directions Core***

Wells Fargo New Directions Access***

Wells Fargo New Directions Access 4***

Director(TM) *

Lincoln Corporate Commitment Private Placement BOLI

Lincoln Corporate Commitment Variable Universal Life

Private Placement Variable Universal Life

*Includes both the Lincoln National and LNY versions of this product.

**Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New

Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln

National, as the issuer of these Contracts, agrees to make shares of American

Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial

Advisors and Wells Fargo Investments LLC.  In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these

Contracts.


                                 APPENDIX D

                           (Effective May 2, 2011)

AMERICAN FUNDS INSURANCE SERIES

CLASS 1:

    Asset Allocation Fund

    Blue Chip Income and Growth Fund

    Bond Fund

    Cash Management Fund

    Global Balanced Fund

    Global Bond Fund

    Global Discovery Fund

    Global Growth Fund

    Global Growth and Income Fund

    Global Small Capitalization Fund

    Growth Fund

    Growth-Income Fund

    High-Income Bond Fund

    International Fund

    International Growth and Income Fund

    Mortgage Fund

    New World Fund

    U.S. Government/AAA-Rated Securities Fund

CLASS 2:

    Asset Allocation Fund

    Blue Chip Income and Growth Fund

    Bond Fund

    Cash Management Fund

    Global Balanced Fund

    Global Bond Fund

    Global Discovery Fund

    Global Growth Fund

    Global Growth and Income Fund

    Global Small Capitalization Fund

    Growth Fund

    Growth-Income Fund

    High-Income Bond Fund

    International Fund

    International Growth and Income Fund

    Mortgage Fund

    New World Fund

    U.S. Government/AAA-Rated Securities Fund


                                AMENDMENT NO. 9

                                   TO THE

   FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003

                                  BETWEEN

     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY

                            COMPANY OF NEW YORK,

  AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective October 31, 2011, the Agreement is amended as follows:

     3. Appendix B is hereby amended and replaced with the attached Appendix B.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

In Witness Whereof, the following duly authorized officers have caused this

Amendment to be executed:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY     AMERICAN FUNDS INSURANCE SERIES

By:     /s/ Daniel R. Hayes                    By:     /s/ Steven I. Koszalka

         -------------------                            ----------------------

Name:   Daniel R. Hayes                        Name:   Steven I. Koszalka

As its: Vice President                         As its: Secretary

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK      CAPITAL RESEARCH AND MANAGEMENT

                                                 COMPANY

By:     /s/ Daniel R. Hayes                    By:      /s/ Michael J. Downer

         -------------------                             ---------------------

Name:   Daniel R. Hayes                        Name:    Michael J. Downer

As its: Vice President                         As its:  Senior Vice President

                                                          and Secretary


                                   APPENDIX B

                          EFFECTIVE OCTOBER 31, 2011

American Legacy Variable Annuity**

American Legacy II Variable Annuity**

American Legacy III/(B Class) Variable Annuity*

American Legacy III C Share Variable Annuity*

American Legacy III Plus Variable Annuity*

American Legacy III View Variable Annuity*

American Legacy Shareholder's Advantage/(A Class)*

American Legacy Design*

American Legacy Group

American Legacy Retirement Income Plan

American Legacy Life**

American Legacy Estate Builder

American Legacy Variable Life**

American Legacy VUL(DB) II*

American Legacy VUL(DB) IV*

American Legacy VUL(CV) III*

American Legacy VUL(CV) IV*

American Legacy SVUL III*

American Legacy SVUL IV*

American Legacy PreservationEdge SVUL*

American Legacy(R) Signature*

Lincoln VUL(ONE) * Elite

Lincoln VUL(ONE)  2010

Lincoln Momentum VUL(ONE) * Elite

Lincoln Momentum SVUL(ONE) * Elite

Lincoln VUL(CV)*

Lincoln VUL(CV) II*

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III* Elite

Lincoln VUL(CV) IV* Elite

Lincoln VUL(DB)*

Lincoln VUL(DB)* Elite

Lincoln VUL(DB) II* Elite

Lincoln VUL(DB) IV* Elite

Lincoln VUL III**

Lincoln VUL MoneyGuard

Lincoln CVUL Series III*

Lincoln Corporate Variable 4*

Lincoln Corporate Variable 5*

Lincoln Corporate Variable Private Solution*

Lincoln VUL Flex Elite*

Lincoln SVUL Elite***

Lincoln SVUL IV Elite*

Lincoln VULone 2005 Elite*

Lincoln Momentum VULone 2005 Elite*

Lincoln VULone 2007 Elite*

Lincoln Momentum VULone 2007 Elite*

Lincoln SVULone 2007 Elite*

Lincoln Momentum SVULone 2007 Elite*

Lincoln AssetEdge VUL Elite*

Lincoln ChoicePlus*

Lincoln ChoicePlus Access*

Lincoln ChoicePlus Bonus*

Lincoln ChoicePlus II*

Lincoln ChoicePlus II Access*

Lincoln ChoicePlus II Bonus*

Lincoln ChoicePlus II Advance*

Lincoln ChoicePlus Assurance (B Share)*

Lincoln ChoicePlus Assurance (C Share)*

Lincoln ChoicePlus Assurance (L Share)*

Lincoln ChoicePlus Assurance (Bonus)*

Lincoln ChoicePlus Assurance (A Share/Class)*

Lincoln ChoicePlus Assurance (B Class)*

Lincoln ChoicePlus Design*

Lincoln ChoicePlus Fusion*

Lincoln InvestmentSolutions(SM) *

MultiFund(R) 1-4 Individual Variable Annuity

MultiFund(R) 5 Individual Variable Annuity

MultiFund(R) Select Individual Variable Annuity

MultiFund(R) Group Variable Annuity

Lincoln SVUL*

Lincoln SVUL II*

Lincoln SVUL III*

Lincoln SVUL(ONE) *

Group Variable Annuity (GVA)*

Wells Fargo New Directions Core***

Wells Fargo New Directions Access***

Wells Fargo New Directions Access 4***

Director(TM)*

Lincoln Corporate Commitment Private Placement BOLI

Lincoln Corporate Commitment Variable Universal Life

Private Placement Variable Universal Life

*Includes both the Lincoln National and LNY versions of this product.

**Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New

Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln

National, as the issuer of these Contracts, agrees to make shares of American

Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial

Advisors and Wells Fargo Investments LLC.  In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these

Contracts.


                            AMENDMENT NO. 10

                                 TO THE

  FUND PARTICIPATION AGREEMENT (THE "AGREEMENT"), DATED AS OF JULY 1, 2003

                                BETWEEN

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY COMPANY

   OF NEW YORK, AMERICAN FUNDS INSURANCE SERIES AND CAPITAL RESEARCH AND

                           MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective December 1, 2012, the Agreement is amended as follows:

1.  Appendix D is deleted in its entirety and replaced with the Appendix D attached hereto.

2.  Section 5 is deleted in its entirety and replaced with the following:

    "5. The Series has made and agrees to make Class 1, Class 2, Class P1 and

    Class P2 shares of the Funds listed in the respective sections of Appendix D hereto available to the Contracts. To the extent the Company uses Class 2 or

    Class P2 shares, it or an affiliate will be entitled to a fee from the

    Series, to be accrued daily and paid monthly in arrears, of 0.25% per annum of Class 2 or Class P2 assets, as appropriate, attributable to the Contracts for as long as the Series' Rule 12b-1 plans remain in effect."

3.  The reference to "Class 2" in Section 19(iv) is hereby replaced with

    "Class 2 or Class P2".

4.  The following Section 28 is added to the Agreement:

    28. During the term of this Agreement, the Company shall perform administrative services ("Services") set forth on Appendix E hereto, as such exhibit may be amended in writing from time to time by mutual consent of the parties, in respect of Accounts holding Class P1 or Class P2 shares of each

    Fund. In consideration of the Company performing the Services, the Series agrees to pay the Company an administrative services fee of 0.25% of the average daily net asset value of all Class 1 or Class P2 shares of the Funds held by each Account, payable quarterly, in arrears pursuant to an Insurance

    Administrative Services Plan adopted by the Series.  The Series shall pay all fees within forty-five (45) days following the end of each calendar quarter for fees accrued during that quarter. The fee will be calculated as the product of (a) the average daily net asset value of all Class P1 or

    Class P2 shares of the Funds held by each Account during the quarter; (b)

    the number of days in the quarter; and (c) the quotient of 0.0025 divided by

    365.  CRMC will evaluate periodically the Company's service levels,

    including compliance with established NSCC guidelines, transaction errors,

    compliance with the prospectus and complaints from Contract owners, in determining whether to continue making payments under the Insurance

    Administrative Services Plan.  The Company represents to the Series and CRMC that it will not receive compensation for the Services from contractholder fees or any other source.

5.  The attached Appendix E will be added to the Agreement.

                                   Page 1 of 3


6.  The following Section 29 is added to the Agreement:

    29. The Company may receive derivative holdings information and/or information relating to derivatives exposures (the "Holdings Information")

    related to the Funds offering Class P1 and Class P2 shares on a daily basis from the Series, CRMC or one of their designees in order to coordinate with the Company's internal hedging program (the "Purpose"). The frequency with which the Holdings Information is received will be no more than once per day, after the close of the Funds' trading day in the U.S. The Company agrees that the Holdings Information is confidential and may only be used by the Company for the Purpose. The Company agrees that it will hold any and all Holdings Information it obtains in strictest confidence. Without limiting the foregoing, the Company (a) shall use at least the same degree of care, but no less than reasonable care, to avoid disclosure or use of this Holdings Information as it employs with respect to its own confidential information of a like importance; (b) may disclose or provide access to its employees who have a need to know and may make copies of Holdings

    Information only to the extent reasonably necessary to carry out the

    Purpose; (c) shall limit access to the Holdings Information only to employees who have a need to know, and (d) currently has, and in the future will maintain in effect and enforce, rules and policies to protect against access to or use or disclosure of Holdings Information other than in accordance with this Agreement, including without limitation written instruction to and agreements with employees and agents who are bound by an obligation of confidentiality no less stringent than set forth in this

    Agreement to ensure that such employees and agents (including without limitation any trading services providers or sub-advisers assisting the

    Company in its hedging activities) protect the confidentiality of Holdings

    Information. The Company expressly will instruct its employees and agents not to disclose Holdings Information to third parties, including without limitation customers, sub-contractors or consultants, and (d) will notify the Series and CRMC immediately of any unauthorized disclosure or use, and will cooperate with them in taking action to ensure that the Holdings

    Information is not used by such receiving party. The Holding Information distributed to the Company under this section may be deemed to not be confidential if (1) it is already known by the Company prior to disclosure under this section, (2) it becomes publicly known without breach of this

    Agreement, (3) the Company receives the same information from a third party and, to the Company's knowledge, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (4) it is authorized, in writing, by the Series or CRMC, or its agent, or otherwise by written notice (which for the avoidance of doubt, may include email or other means of electronic transmission).

7.  Except as specifically set forth herein, all other provisions of the

Agreement shall remain in full force and effect.

                    REMAINDER OF THE PAGE INTENTIONALLY BLANK

                                   Page 2 of 3


IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

/s/ Daniel R. Hayes

By: Daniel R. Hayes

Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

/s/ Daniel R. Hayes

By: Daniel R. Hayes

Title: Vice President

AMERICAN FUNDS INSURANCE SERIES

/s/ Steven I. Koszalka

-------------------------------------

By:  Steven I. Koszalka

Title: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY

/s/ Michael J. Downer

-------------------------------------

By:  Michael J. Downer

Title: Senior Vice President and Secretary

                                   Page 3 of 3


                                       APPENDIX D

AMERICAN FUNDS INSURANCE SERIES




CLASS 1                                                  CLASS 2

     Asset Allocation Fund                                    Asset Allocation Fund

     Blue Chip Income and Growth Fund                         Blue Chip Income and Growth Fund

     Bond Fund                                                Bond Fund

     Cash Management Fund                                     Cash Management Fund

     Global Balanced Fund                                     Global Balanced Fund

     Global Bond Fund                                         Global Bond Fund

     Global Discovery Fund                                    Global Discovery Fund

     Global Growth Fund                                       Global Growth Fund

     Global Growth and Income Fund                            Global Growth and Income Fund

     Global Small Capitalization Fund                         Global Small Capitalization Fund

     Growth Fund                                              Growth Fund

     Growth-Income Fund                                       Growth-Income Fund

     High-Income Bond Fund                                    High-Income Bond Fund

     International Fund                                       International Fund

     International Growth and Income Fund                     International Growth and Income Fund

     Mortgage Fund                                            Mortgage Fund

     New World Fund                                           New World Fund

     U.S. Government/AAA-Rated Securities Fund                U.S. Government/AAA-Rated Securities Fund

CLASS P1                                                 CLASS P2

     Protected Asset Allocation Fund                          Protected Asset Allocation Fund



                                   Page 4 of 3


                                APPENDIX E

                          ADMINISTRATIVE SERVICES

     1.     PERIODIC RECONCILIATION.  The Company shall provide the Funds with sufficient information to allow for the periodic reconciliation of outstanding units of the Company separate accounts and shares of the Funds.

     2.     RECORD MAINTENANCE

            To facilitate the reconciliation activities described in

paragraph 1, the Company shall maintain with respect to each Account holding the Funds' Class P1 and Class P2 shares and each Contract owner for whom such shares are beneficially owned the following records:

            (a)   Number of shares;

            (b)   Date, price and amount of purchases and redemptions

(including dividend reinvestments) and dates and amounts of dividends paid for at least the current year to date;

            (c)   Name and address and taxpayer identification numbers;

            (d)   Records of distributions and dividend payments; and

            (e)   Any transfers of shares.

     3.     FUND INFORMATION. The Company shall respond to inquiries from contract owners regarding the Funds, including questions about the Funds'

objectives and investment strategies.

     4.     SHAREHOLDER COMMUNICATIONS

            The Company shall provide for the delivery of certain

Fund-related materials as required by applicable law or as requested by

Contract owners. The Fund related materials shall consist of updated prospectuses and any supplements and amendments thereto, statements of additional information, annual and other periodic reports, proxy or information statements and other appropriate shareholder communications.

            The Company shall respond to inquiries from Contract owners relating to the Services provided by it under the Agreement and inquiries relating to the Funds.

     5.     TRANSACTIONAL SERVICES

            The Company shall:

            (a) Communicate to the Funds' transfer agent, purchase,

                redemption and exchange orders; and

            (b) Communicate to the Accounts and Contract owners, mergers,

                splits and other reorganization activities of the Funds.

     6.     OTHER INFORMATION

            The Company shall provide to the Accounts and Contract owners such other information as shall be required under applicable law and regulations.

                                   Page 5 of 3


                AMENDMENT NO. 12 TO FUND PARTICIPATION AGREEMENT

This Amendment , ("Amendment") dated as of May 1, 2014, is to the Fund

Participation Agreement dated July 1, 2003, as amended, ("Agreement") between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("Lincoln National"), a life insurance company organized under the laws of the State of Indiana, LINCOLN LIFE

& ANNUITY COMPANY OF NEW YORK ( "LNY"), a life insurance company organized under the laws of the State of New York on behalf of itself and on behalf of the

Separate Accounts as listed on Appendix B of the Agreement, and AMERICAN FUNDS

INSURANCE SERIES (the "Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL

RESEARCH AND MANAGEMENT COMPANY ("CRMC") a corporation organized under the laws of the State of Delaware. The term "Company" used in this Agreement refers to the respective undersigned life insurance company whose products are being solicited and sold. Unless otherwise stated in this Agreement, any rights,

obligations and liabilities of the undersigned companies are separate and distinct. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, Lincoln National, LNY, Series, and CRMC desire to amend the Agreement.

NOW, THERFORE, the Agreement is amended as follows:

1.   The fifth recital is hereby deleted and replaced with the following:

     "WHEREAS, the Series is divided into various Funds (the "Funds"), each Fund being subject to certain fundamental investment policies some of which may not be changed without a majority vote of the shareholders of such Fund;"

2.   Section 5 is hereby deleted in its entirety and replaced by the following:

     5. The Series has made and agrees to make Class P1, Class P2, Class 1,

     Class 2, and Class 4 shares of the Funds that offer such share classes available to the Contracts. Company agrees to give the Series and CRMC at least 30 days' notice prior to adding any additional Funds or additional share classes of any Funds as underlying investment options to the

     Contracts. Company will be entitled to a Rule 12b-1 fee paid by the Series and to be accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Class P2, Class 2 and Class 4 shares of each Fund attributable to the Contracts with investments in Accounts corresponding to the Class P2, Class 2 and Class 4 shares of each Fund for as long as the Series' Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each of Class P2, Class 2, and Class 4 shares (each, a

     "12b-1 plan") remains in effect.

3.   Appendix B is hereby amended and replaced with the attached Appendix B.

4.   Appendix D is deleted in its entirety.

5.   Section 28 is hereby deleted in its entirety and replaced by the following:

     28. During the term of this Agreement, Company shall perform the administrative services ("Services") set forth on Appendix E hereto, as such appendix may be amended from time to time by


     mutual consent of the parties, in respect of Accounts holding Class P1,

     Class P2, and/or Class 4 shares of each Fund. In consideration of Company performing the Services, the Series agrees to pay the Company an administrative services fee of 0.25% of the average daily net asset value of all Class P1, Class P2, or Class 4 shares of the Funds held by each

     Account, payable quarterly, in arrears pursuant to an Insurance

     Administrative Services Plan adopted by the Series. The Series shall pay all fees within forty-five (45) days following the end of the calendar quarter for fees accrued during that quarter. The fee will be calculated as the product of (a) the average daily net asset value of all Class P1, Class

     P2, or Class 4 shares of the Funds held by each Subaccount during the quarter; (b) the number of days in the quarter; and (c) the quotient of

     0.0025 divided by the 365. CRMC will evaluate periodically Company's service levels, including compliance with established NSCC guidelines,

     transaction errors, compliance with the prospectus and complaints from

     Contract owners, in determining whether to continue making payments under the Insurance Administrative Services Plan. The Company represents to the

     Series and CRMC that it will not receive compensation for the Services from contractholder fees or any other source.

6.   The following Section 30 is added to the agreement:

     30. Company, directly or through subcontractors (including a designated affiliate), shall provide the certain services described in this Agreement on behalf of American Funds Distributors, Inc, ("AFD"), American Funds

     Service Company ("Transfer Agent") and the Funds in connection with the sale and servicing of the Contracts with underlying investments in Class 1 or Class 2 Shares of the Funds. The services to be provided by Company to its Accounts include, (i) mailing and otherwise making available to contractholders, shareholder communications including, without limitation,

     prospectuses, proxy materials, shareholder reports, unaudited semi-annual and audited annual financial statements, and other notices; (ii) handling general questions regarding the Funds from contractholders including,

     without limitation, advising as to performance, yield being earned,

     dividends declared, and providing assistance with other questions concerning the Funds; (iii) preparing and mailing periodic account statements showing the total number of Separate Account units owned by the contractholder in that account, the value of such units, and purchases,

     redemptions, dividends, and distributions in the account during the period covered by the statement; and (iv) preparing and mailing IRS Form 1099-R,

     IRS Form W-2 and/or other IRS forms as required by applicable Internal

     Revenue Service rules and regulations. Administrative services to contractholders shall be the responsibility of Company and shall not be the responsibility of AFD, Transfer Agent or any of their affiliates.

7.   Except as specifically set forth herein, all other provisions of the

     Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:    /s/ Daniel R. Hayes

       -----------------------------------

Name:  Daniel R. Hayes

Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:    /s/ Daniel R. Hayes

       -----------------------------------

Name:  Daniel R. Hayes

Title: Vice President

AMERICAN FUNDS INSURANCE SERIES

By:    /s/ Steven I. Koszalka

       -----------------------------------

Name:  Steven I. Koszalka

Title: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:    /s/ Michael J. Downer

       -----------------------------------

Name:  Michael J. Downer

Title: Senior Vice President and Secretary


                                   APPENDIX B

                             EFFECTIVE MAY 1, 2014




American Legacy Variable Annuity**                     Lincoln SVUL IV Elite*

American Legacy II Variable Annuity**                  Lincoln VUL(one) 2005 Elite*

American Legacy III/(B Class) Variable Annuity*        Lincoln Momentum VUL(one) 2005 Elite*

American Legacy III C Share Variable Annuity*          Lincoln VUL(one) 2007 Elite*

American Legacy III Plus Variable Annuity*             Lincoln Momentum VUL(one) 2007 Elite*

American Legacy III View Variable Annuity*             Lincoln SVUL(one) 2007 Elite*

American Legacy Shareholder's Advantage/(A Class)*     Lincoln Momentum SVUL(one) 2007 Elite*

American Legacy Design*                                Lincoln AssetEdge VUL Elite*

American Legacy Group                                  Lincoln ChoicePlus*

American Legacy Retirement Income Plan                 Lincoln ChoicePlus Access*

American Legacy Life**                                 Lincoln ChoicePlus Bonus*

American Legacy Estate Builder                         Lincoln ChoicePlus II*

American Legacy Variable Life**                        Lincoln ChoicePlus II Access*

American Legacy VUL(DB) II*                            Lincoln ChoicePlus II Bonus*

American Legacy VUL(DB) IV*                            Lincoln ChoicePlus II Advance*

American Legacy VUL(CV) III*                           Lincoln ChoicePlus Assurance (B Share)*

American Legacy VUL(CV) IV*                            Lincoln ChoicePlus Assurance (C Share)*

American Legacy SVUL III*                              Lincoln ChoicePlus Assurance (L Share)*

American Legacy SVUL IV*                               Lincoln ChoicePlus Assurance (Bonus)*

American Legacy PreservationEdge SVUL*                 Lincoln ChoicePlus Assurance (A Share/Class)*

American Legacy(R) Signature*                          Lincoln ChoicePlus Assurance (B Class)*

American Legacy(R) Series*                             Lincoln ChoicePlus Design*

Lincoln VUL(ONE) * Elite                               Lincoln ChoicePlus Fusion*

Lincoln VUL(ONE) 2010                                  Lincoln InvestmentSolutions(SM) *

Lincoln Momentum VUL(ONE) * Elite                      Lincoln Investor Advantage(SM)*

Lincoln Momentum SVUL(ONE) * Elite                     Lincoln Investor Advantage(SM) Fee Based*

Lincoln VUL(CV)*                                       Lincoln Investor Advantage(SM) RIA*

Lincoln VUL(CV) II*                                    MultiFund(R) 1-4 Individual Variable Annuity

Lincoln VUL(CV) II Elite                               MultiFund(R) 5 Individual Variable Annuity

Lincoln VUL(CV) III* Elite                             MultiFund(R) Select Individual Variable Annuity

Lincoln VUL(CV) IV* Elite                              MultiFund(R) Group Variable Annuity

Lincoln VUL(DB)*                                       Lincoln SVUL*

Lincoln VUL(DB)* Elite                                 Lincoln SVUL II*

Lincoln VUL(DB) II* Elite                              Lincoln SVUL III*

Lincoln VUL(DB) IV* Elite                              Lincoln SVUL(ONE) *

Lincoln VUL III**                                      Group Variable Annuity (GVA)*

Lincoln VUL MoneyGuard                                 Wells Fargo New Directions Core***

Lincoln CVUL Series III*                               Wells Fargo New Directions Access***

Lincoln Corporate Variable 4*                          Wells Fargo New Directions Access 4***

Lincoln Corporate Variable 5*                          Director(TM) *

Lincoln Corporate Variable Private Solution*           Lincoln Corporate Commitment Private Placement BOLI

Lincoln VUL Flex Elite*                                Lincoln Corporate Commitment Variable Universal Life

Lincoln SVUL Elite***                                  Private Placement Variable Universal Life



*Includes both the Lincoln National and LNY versions of this product.

**Class 1 shares are offered in these products.

***In connection with Wells Fargo New Directions Core, Wells Fargo New

Directions Access and Wells Fargo New Directions Access 4 Contracts, Lincoln

National, as the issuer of these Contracts, agrees to make shares of American

Funds Insurance Series available through these Contracts only so long as they are sold exclusively through registered representatives of Lincoln Financial

Advisors and Wells Fargo Investments LLC. In the event that Wells Fargo undergoes a change in control or assigns its responsibilities with respect to the Contracts to a third party, American Funds Insurance Series reserves the right to discontinue making its shares available for purchase through these

Contracts.


                AMENDMENT NO. 13 TO FUND PARTICIPATION AGREEMENT

      This Amendment , ("Amendment") dated as of May 1, 2016, is to the Fund

Participation Agreement dated July 1, 2003, as amended, ("Agreement") between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("Lincoln National"), a life insurance company organized under the laws of the State of Indiana, LINCOLN LIFE

& ANNUITY COMPANY OF NEW YORK ( "LNY"), a life insurance company organized under the laws of the State of New York on behalf of itself and on behalf of the

Separate Accounts as listed on Appendix B of the Agreement, and AMERICAN FUNDS

INSURANCE SERIES (the "Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL

RESEARCH AND MANAGEMENT COMPANY ("CRMC") a corporation organized under the laws of the State of Delaware. The term "Company" used in this Agreement refers to the respective undersigned life insurance company whose products are being solicited and sold. Unless otherwise stated in this Agreement, any rights,

obligations and liabilities of the undersigned companies are separate and distinct. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

      WHEREAS, the Cash Management Fund converted to the Ultra-Short Bond Fund effective May 1, 2016, and;

      WHEREAS, Lincoln National, LNY, Series, and CRMC desire to amend the

Agreement.

      NOW, THERFORE, the Agreement is amended as follows:

1. The Agreement is amended by replacing all references to the Cash Management

   Fund in the Agreement and nay appendix thereto with the Ultra-Short Bond

   Fund.

2. Except as specifically set forth herein, all other provisions of the

   Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:    /s/ Kevin J. Adamson

       ------------------------------------

Name:  Kevin J. Adamson

Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:    /s/ Kevin J. Adamson

       ------------------------------------

Name:  Kevin J. Adamson

Title: Vice President

AMERICAN FUNDS INSURANCE SERIES

By:    /s/ Steven I. Koszalka

       ------------------------------------

Name:  Steven I. Koszalka

Title: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:    /s/ Michael J. Downer

       ------------------------------------

Name:  Michael J. Downer

Title: Senior Vice President and Secretary


                AMENDMENT NO. 14 TO FUND PARTICIPATION AGREEMENT

This Amendment , ("Amendment") dated as of December 26, 2016, is to the Fund

Participation Agreement dated July 1, 2003, as amended, ("Agreement") between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("Lincoln National"), a life insurance company organized under the laws of the State of Indiana, LINCOLN LIFE

& ANNUITY COMPANY OF NEW YORK ( "LNY"), a life insurance company organized under the laws of the State of New York on behalf of itself and on behalf of the

Separate Accounts as listed on Appendix B of the Agreement, and AMERICAN FUNDS

INSURANCE SERIES (the "Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL

RESEARCH AND MANAGEMENT COMPANY ("CRMC") a corporation organized under the laws of the State of Delaware. The term "Company" used in this Agreement refers to the respective undersigned life insurance company whose products are being solicited and sold. Unless otherwise stated in this Agreement, any rights,

obligations and liabilities of the undersigned companies are separate and distinct. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, Lincoln National, LNY, Series, and CRMC desire to amend the Agreement.

NOW, THERFORE, the Agreement is amended as follows:

3. Section 5 is hereby deleted in its entirety and replaced by the following:

   5. The Series has made and agrees to make Class P1, Class P2, Class 1, Class

   1A, Class 2, and Class 4 shares of the Funds that offer such share classes available to the Contracts. Company agrees to give the Series and CRMC at least 30 days' notice prior to adding any additional Funds or additional share classes of any Funds as underlying investment options to the Contracts.

   Company will be entitled to a Rule 12b-1 fee paid by the Series and to be accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Class P2, Class 2 and Class 4 shares of each Fund attributable to the Contracts with investments in Accounts corresponding to the Class P2, Class 2 and Class 4 shares of each Fund for as long as the

   Series' Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each of Class P2, Class 2, and Class 4 shares (each, a "12b-1 plan") remains in effect.

4. Section 28 is hereby deleted in its entirety and replaced by the following:

   28. During the term of this Agreement, Company shall perform the administrative services ("Services") set forth on Appendix E hereto, as such appendix may be amended from time to time by mutual consent of the parties,

   in respect of Accounts holding Class P1, Class P2, Class 1A and/or Class 4 shares of each Fund. In consideration of Company performing the Services, the

   Series agrees to pay the Company an administrative services fee of 0.25% of the average daily net asset value of all Class P1, Class P2, Class 1A or

   Class 4 shares of the Funds held by each Account, payable quarterly, in arrears pursuant to an Insurance Administrative Services Plan adopted by the

   Series. The Series shall pay all fees within forty-five (45) days following the end of the calendar quarter for fees accrued during that quarter. The fee will be calculated as the product of (a) the average daily net asset value of all Class P1, Class P2, Class 1A or Class 4 shares of the Funds held by each

   Subaccount during the quarter; (b) the number of days in the quarter; and (c)

   the quotient of 0.0025 divided by the number of days in the year. CRMC will evaluate periodically Company's service levels, including compliance with established NSCC guidelines, transaction errors, compliance with the prospectus and complaints from Contract owners, in determining whether to continue making


   payments under the Insurance Administrative Services Plan. The Company

   represents to the Series and CRMC that it will not receive compensation for the Services from contractholder fees or any other source.

3. Appendix E is hereby amended and replaced with the attached Appendix E.

4. Except as specifically set forth herein, all other provisions of the

   Agreement shall remain in full force and effect.

                   REMAINDER OF THE PAGE INTENTIONALLY BLANK


IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:    /s/ Kevin J. Adamson

       ------------------------------------

Name:  Kevin J. Adamson

Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:    /s/ Kevin J. Adamson

       ------------------------------------

Name:  Kevin J. Adamson

Title: Vice President

AMERICAN FUNDS INSURANCE SERIES

By:    /s/ Steven I. Koszalka

       ------------------------------------

Name:  Steven I. Koszalka

Title: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:    /s/ Michael J. Downer

       ------------------------------------

Name:  Michael J. Downer

Title: Senior Vice President and Secretary


                                   APPENDIX E

                            Administrative Services

1. Periodic Reconciliation. The Company shall provide the Funds with sufficient information to allow for the periodic reconciliation of outstanding units of the

Company separate accounts and shares of the Funds.

2. Record Maintenance. To facilitate the reconciliation activities described in paragraph 1, the Company shall maintain with respect to each Account holding the

Funds' Class 1A, Class 4 Shares, Class P1 Shares or Class P2 Shares and each

Contract owner for whom such shares are beneficially owned the following records:

   (a)   Number of shares;

   (b)   Date, price and amount of purchases and redemptions (including dividend reinvestments) and dates and amounts of dividends paid for at least the current year to date;

   (c)   Name and address and taxpayer identification numbers;

   (d)   Records of distributions and dividend payments; and

   (e)   Any transfers of shares.

3. Fund Information. The Company shall respond to inquiries from Contract owners regarding the Funds, including questions about the Funds' objectives and investment strategies.

4. Shareholder Communications. The Company shall provide for the delivery of certain Fund-related materials as required by applicable law or as requested by

Contract owners. The Fund related materials shall consist of updated prospectuses and any supplements and amendments thereto, statements of additional information, annual and other periodic reports, proxy or information statements and other appropriate shareholder communications.

The Company shall respond to inquiries from Contract owners relating to the

Services provided by it under the Agreement and inquiries relating to the Funds.

5. Transactional Services. The Insurance Company shall (a) communicate to the

Funds' transfer agent, purchase, redemption and exchange orders; and (b)

communicate to the Accounts and Contract owners, mergers, splits and other reorganization activities of the Funds.

6. Other Information. The Company shall provide to the Accounts and Contract owners such other information as shall be required under applicable law and regulations.